UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        April 8, 2019
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On April 8, 2019 (the “Effective Date”), Temptronic Corporation (“Temptronic”), a subsidiary of inTEST Corporation (the “Company”), entered into a Second Amendment to Lease (the “Amendment”) with the James Campbell Company, LLC (the “Landlord”). The Landlord, as successor in interest to AMB-SGP Seattle Boston, LLC, and Temptronic are parties to the Commercial Lease Agreement dated October 25, 2010 as amended on March 1, 2011 (as amended, the “Lease”).

The Amendment extends the term of the Lease for a period of forty (40) months commencing on the Effective Date and expiring on December 31, 2024 (the “Expiration Date”). In addition, the Amendment expands the leased space to include approximately 6,100 square feet of additional space in the building (the “Expansion Premises”) increasing the total leased space to 58,800 rentable square feet. The Landlord has agreed, at Landlord’s sole cost and expense, to substantially complete improvements to the Expansion Premises within eight (8) weeks from the Effective Date.

Beginning on the date Landlord has completed improvements and delivered possession of the Expansion Premises to Temptronic (the “Expansion Date”), the scheduled base rent payments under the Lease will be as follows:

Period	Monthly Base Rent
Expansion Date – 8/31/2021	$49,000.00
9/1/2021 – 8/31/2022	$50,470.00
9/1/2022 – 8/31/2023	$51,842.00
9/1/2023 – 8/31/2024	$53,263.00
9/1/2024 – 12/31/2024	$54,733.00

Assuming an Expansion Date of June 1, 2019, the total base rent expense from the Expansion Date through the Expiration Date is expected to be approximately $3.4 million. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Lease dated April 8, 2019 between Temptronic Corporation and James Campbell Company, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr.
Secretary, Treasurer and Chief Financial Officer

Date:   April 12, 2019